                                                                  EXHIBIT 10.2.8

                               FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 12, 2003 (herein called this "Amendment"), is entered into by and among CALPINE CORPORATION, a Delaware corporation (herein called the "Company"), the various financial institutions listed on the signature page hereof (herein called the "Lenders") and THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (herein, in such capacity, called the "Agent").

                                   WITNESSETH:

     WHEREAS, the Company, the Lenders and the Agent have heretofore entered into a certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended by that certain First Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of April 19, 2001, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 8, 2002, that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of May 9, 2002 and that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of September 26, 2002 (herein called the "Credit Agreement"); and

     WHEREAS, the Company, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Lenders and the Agent hereby agree as follows:

     SECTION 1. Clause (e) of Section 8.2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(e) Indebtedness of one or more Subsidiaries of the Borrower incurred solely to finance the development, construction or purchase of, or repairs, expansions, enhancements, improvements or additions to, the assets of one or more Subsidiaries so long as (i) the principal amount of any such Indebtedness (x) for development of existing gas reserves does not exceed an aggregate of $50,000,000 for any such existing reserves or (y) for expansions, enhancements, improvements or additions to an existing asset which has already achieved commercial operation does not exceed an aggregate of $60,000,000 for any single financing or series of related financings for such asset (exclusive of up to $250,000,000 of Indebtedness for the expansion of the energy center at Zion, Illinois) and (ii) recourse for any such Indebtedness is limited solely (A) to the asset or assets being financed or to the assets of CES, (B) to such Subsidiaries themselves, where the asset or assets being financed constitute all or substantially all of the assets of such Subsidiaries (each, a "Special Purpose Subsidiary"), and/or (C) to the stock or other direct or indirect ownership interests in such Special Purpose Subsidiaries;"

     SECTION 2. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

          (i) This Amendment duly executed by the Company and the Required Lenders; and

          (ii) Such other documents as the Agent shall have reasonably requested.

     SECTION 3. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 4. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.
All obligations of the Company and rights of the Lenders and the Agent expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     SECTION 5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 6. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     SECTION 7. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            CALPINE CORPORATION


                            By: /s/ Michael Thomas
                               ---------------------------------

                            Name: Michael Thomas
                                 -------------------------------


                            Title: Senior Vice President
                                  ------------------------------



                            THE BANK OF NOVA SCOTIA, as Agent and Lender


                            By: /s/ James R. Trimble
                               ---------------------------------

                            Name: James R. Trimble
                                 -------------------------------

                            Title: Managing Director
                                  ------------------------------



                            BAYERISCHE LANDESBANK


                            By:
                               ---------------------------------

                            Name:
                                 -------------------------------

                            Title:
                                  ------------------------------



                            By:
                               ---------------------------------

                            Name:
                                 -------------------------------

                            Title:
                                  ------------------------------


                            CIBC INC.


                            By: /s/ M. Sanjeeve Senanayaka
                               ---------------------------------

                            Name: M. Sanjeeve Senanayaka
                                 -------------------------------

                            Title: Executive Director
                                  ------------------------------

                            CIBC World Markets Corp. As Agent



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                            CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


                            By: /s/ James P. Moran
                                ________________________________

                            Name: James P. Moran
                                  ______________________________

                            Title: Director
                                   _____________________________


                            By: /s/ Ian W. Nalitt
                                ________________________________

                            Name: Ian W. Nalitt
                                  ______________________________

                            Title: Associate
                                   _____________________________


                            BAYERISCHE HYPO-UND VEREINSBANK AG


                            By: /s/ Paul J. Colatzello
                                ________________________________

                            Name: Paul J. Colatzello
                                  ______________________________

                            Title: Director
                                   _____________________________


                            By: /s/ Andrew G. Matthews
                                ________________________________

                            Name: Andrew G. Matthews
                                  ______________________________

                            Title: Managing Director
                                   _____________________________


                            ING CAPITAL, LLC


                            By: ________________________________

                            Name: ______________________________

                            Title: _____________________________


                            By: ________________________________

                            Name: ______________________________

                            Title: _____________________________


                            TORONTO DOMINION (TEXAS) INC.


                            By: /s/ Lynn Chasin
                                ________________________________

                            Name: Lynn Chasin
                                  ______________________________

                            Title: Vice President
                                   _____________________________
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                            UNION BANK OF CALIFORNIA, N.A.

                            By: ________________________________

                            Name: ______________________________

                            Title: _____________________________


                            BANK OF AMERICA, N.A.

                            By: ________________________________

                            Name: ______________________________

                            Title: _____________________________


                            CREDIT LYONNAIS NEW YORK BRANCH

                            By: /s/ Martin C. Livingston
                                 ________________________________

                            Name: Martin C. Livingston
                                  ______________________________

                            Title: Vice President
                                   _____________________________



                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                            By: /s/ Fred Thurston
                                ________________________________

                            Name: Fred Thurston
                                  ______________________________

                            Title: Vice President
                                   _____________________________


                            By: /s/ Gill C. Schor
                                ________________________________

                            Name: Gill C. Schor
                                  ______________________________

                            Title: Associate
                                   _____________________________


                            FLEET NATIONAL BANK


                            By: ________________________________

                            Name: ______________________________

                            Title: _____________________________


                            FORTIS CAPITAL CORP.


                            By: ________________________________

                            Name: ______________________________

                            Title: _____________________________